Exhibit 10.8

UNCONDITIONAL GUARANTEE

(Non-U.S. Entities)

This continuing UNCONDITIONAL GUARANTEE (Non-U.S. Entities) (“Guarantee”) is entered into as of August 1, 2014, by each of the signatories hereto (together with each Material Foreign Subsidiary of any Loan Party who accedes to this Guarantee as a guarantor after the date hereof pursuant to Section 6.9 of the Credit Agreement referred to below (each a “Guarantor” and, collectively, the “Guarantors”) in favor of SILICON VALLEY BANK (“SVB”), as Lender (in its capacity as collateral agent for the Secured Parties, and together with the Secured Parties, hereinafter referred to as “Lender”).

Recitals

A.Lender, RIGHTSIDE GROUP, LTD., a Delaware corporation (“Borrower Parent”), RIGHTSIDE OPERATING CO., a Delaware corporation (“Opco”), ENOM, INCORPORATED, a Nevada corporation (“eNom” and with Borrower Parent and Opco, the “U.S. Borrowers”), DMIH LIMITED, a limited liability company organized under the laws of Ireland (“DMIH”), UNITED TLD HOLDCO LTD., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“United”), RIGHTSIDE DOMAINS EUROPE LIMITED, a limited liability company organized under the laws of Ireland (“Domains” and with DMIH, the “Irish Guarantors” and each an “Irish Guarantor”, and the Irish Guarantors with United, the “Non-U.S. Borrowers” and each a “Non-U.S. Borrower”) (the U.S. Borrowers and the Non-U.S. Borrowers are collectively referred to as “Borrowers” and each individually, a “Borrower”) and the Non-U.S. Borrowers, have entered into that certain Credit Agreement dated as of the date hereof (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lender has agreed, among other things, to make certain advances of money and to extend certain financial accommodations to the Non-U.S. Borrowers (collectively, the “Loans”), subject to the terms and conditions set forth therein.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

B.In consideration of the agreement of Lender to make the Loans to the Non-U.S. Borrowers under the Credit Agreement, each Guarantor is willing to guarantee the full payment and performance by the Non-U.S. Borrowers of all of their obligations thereunder and under the other Loan Documents, all as further set forth herein.

Now, Therefore, to induce Lender to enter into the Credit Agreement and to make the Loans to the Non-U.S. Borrowers, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Guarantor hereby represents, warrants, covenants and agrees as follows:

Section 1.    Guarantee.

1.1Guarantee

(a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Non-U.S. Borrower and the other Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as such term is defined in the Credit Agreement) of each Non-U.S. Borrower, other than Excluded Swap Obligations (as defined in the Guarantee and Collateral Agreement) (collectively, the “Non-U.S. Obligations”).  For the avoidance of doubt, all references herein to “Discharge of Obligations” shall refer only to the Non-U.S. Obligations.  In furtherance of the foregoing, and without limiting the generality thereof, each Guarantor agrees as follows:

(i) each Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon Lender’s exercise or enforcement of any remedy it or they may have against any Borrower, any other Guarantor, any other Person, or all or any portion of the Collateral; and

(ii) Lender may enforce this guarantee notwithstanding the existence of any dispute between Lender and any Borrower or any other Guarantor with respect to the existence of any Event of Default.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal, state or other applicable laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 1.2).

(c) Each Guarantor agrees that the Non-U.S. Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 1 or affecting the rights and remedies of Lender hereunder.

(d) The guarantee contained in this Section 1 shall remain in full force and effect until the Discharge of Obligations, notwithstanding that from time to time during the term of the Credit Agreement the outstanding amount of the Non-U.S. Obligations may be zero.

(e) No payment made by any Borrower, any Guarantor, any other guarantor or any other Person or received or collected by Lender from any Borrower, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Non-U.S. Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Non-U.S. Obligations or any payment received or collected from such Guarantor in respect of the Non-U.S. Obligations), remain liable for the Non-U.S. Obligations up to the maximum liability of such Guarantor hereunder until the Discharge of Obligations.

1.2Right of Contribution.  If in connection with any payment made by any Guarantor hereunder any rights of contribution arise in favor of such Guarantor against one or more other Guarantors, such rights of contribution shall be subject to the terms and conditions of Section 1.3.  The provisions of this Section 1.2 shall in no respect limit the obligations and liabilities of any Guarantor to Lender, and each Guarantor shall remain liable to Lender for the full amount guaranteed by such Guarantor hereunder.

1.3No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Lender against any Borrower or any other Guarantor or any Collateral or guarantee or right of offset held by Lender for the payment of the Non-U.S. Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, in each case, until the Discharge of Obligations.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Discharge of Obligations, such amount shall be held by such Guarantor in trust for Lender, shall be segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to Lender, if required), to be applied, at any time at Lender’s election, in such order as set forth in Section 8.3 of the Credit Agreement irrespective of the occurrence or the continuance of any Event of Default.

1.4Amendments, etc. with respect to the Non-U.S. Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Non-U.S. Obligations made by Lender may be rescinded by Lender and any of the Non-U.S. Obligations continued, and the Non-U.S. Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Lender, and the Credit Agreement, the other Loan Documents, the Specified Swap Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Lender for the payment of the Non-U.S.  Obligations may be sold, exchanged, waived, surrendered or released.  Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Non-U.S. Obligations or for the guarantee contained in this Section 1 or any property subject thereto.

1.5Guarantee Absolute and Unconditional; Guarantor Waivers; Guarantor Consents.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Non-U.S. Obligations and notice of or proof of reliance by Lender upon the guarantee contained in this Section 1 or acceptance of the guarantee contained in this Section 1; the Non-U.S. Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 1; and all dealings between any Borrower and any of the Guarantors on the one hand, and Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 1.  Each Guarantor further waives:

(a) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to the Non-U.S. Obligations;

(b) any right to require Lender to marshal assets in favor of any Borrower, such Guarantor, any other Guarantor or any other Person, to proceed against any Borrower, any other Guarantor or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or other collateral for the Non-U.S. Obligations or to comply with any other provisions of Section 9611 of the UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of Lender whatsoever;

(c) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Non-U.S. Obligations;
(d) any defense based upon Lender’s errors or omissions in the administration of the Non-U.S. Obligations;
(e) any rights to setoffs and counterclaims;
(f) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such 3

Guarantor or the right of such Guarantor to proceed against any Borrower or any other obligor of the Non-U.S. Obligations for reimbursement;

(g) the benefit of California Civil Code Section 2815 permitting the revocation of this Guarantee as to future transactions and the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432 with respect to certain suretyship defenses; and

(h) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law that limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guarantee.

Each Guarantor understands and agrees that the guarantee contained in this Section 1 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Non-U.S. Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Lender, (ii) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against Lender, (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower and the Guarantors for the Non-U.S. Obligations, or of such Guarantor under the guarantee contained in this Section 1, in bankruptcy or in any other instance, (iv) any Insolvency Proceeding with respect to any Borrower, any Guarantor or any other Person, (v) any merger, acquisition, consolidation or change in structure of any Borrower, any Guarantor or any other Person, or any sale, lease, transfer or other disposition of any or all of the assets or Voting Stock of any Borrower, any Guarantor or any other Person, (vi) any assignment or other transfer, in whole or in part, of Lender’s interests in and rights under this Guarantee or the other Loan Documents, including Lender’s right to receive payment of the Non-U.S. Obligations, or any assignment or other transfer, in whole or in part, of Lender’s interests in and to any of the Collateral, (vii) Lender’s vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to any of the Non-U.S. Obligations, and (viii) any other guarantee, whether by such Guarantor or any other Person, of all or any part of the Non-U.S. Obligations or any other indebtedness, obligations or liabilities of any Guarantor to Lender.

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Lender may, but shall be under no obligation to make a similar demand on or otherwise pursue such rights and remedies as it may have against the applicable Borrower(s), any other Guarantor or any other Person or against any collateral security or guarantee for the Non-U.S. Obligations or any right of offset with respect thereto.  Any failure by Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the applicable Borrower(s), any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Each Guarantor further unconditionally consents and agrees that, without notice to or further assent from any Guarantor:  (a) the principal amount of the Non-U.S. Obligations may be increased or decreased and additional indebtedness or obligations of any Borrower or any other Persons under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise; (b) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any

Non-U.S. Obligation or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise; (c) the time for any Borrower’s (or any other Loan Party’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as Lender may deem proper; (d) in addition to the Collateral, Lender may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Non-U.S. Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (e) Lender may discharge or release, in whole or in part, any other Guarantor or any other Loan Party or other Person liable for the payment and performance of all or any part of the Non-U.S. Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral, nor shall Lender be liable to any Guarantor for any failure to collect or enforce payment or performance of the Non-U.S. Obligations from any Person or to realize upon the Collateral; and (f) Lender may request and accept other guaranties of the Non-U.S. Obligations and any other indebtedness, obligations or liabilities of any Borrower or any other Loan Party to Lender and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guarantee and may permit or consent to any such action or the result of any such action; in each case of (a) through (f), as Lender may deem advisable, and without impairing, abridging, releasing or affecting this Guarantee.

Each Guarantor acknowledges that all or any portion of the Non-U.S. Obligations may now or hereafter be secured by a Lien or Liens upon real property owned or leased by any Borrower or any Guarantor and evidenced by certain documents including, without limitation, deeds of trust and assignments of rents. Lender may, pursuant to the terms of said real property security documents and applicable law, foreclose under all or any portion of one or more of said Liens by means of judicial or nonjudicial sale or sales.  Each Guarantor agrees that Lender may exercise whatever rights and remedies it may have with respect to said real property security, all without affecting the liability of any Guarantor hereunder, except to the extent Lender realizes payment by such action or proceeding.  No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of Lender’s right to proceed in any other form of action or against any Guarantor or any other Person, or diminish the liability of any Guarantor, or affect the right of Lender to proceed against any Guarantor for any deficiency, except to the extent Lender realizes payment by such action, notwithstanding the effect of such action upon any Guarantor’s rights of subrogation, reimbursement or indemnity, if any, against any Borrower, any other Guarantor or any other Person.  Without limiting the generality of the foregoing, each Guarantor expressly waives all rights, benefits and defenses, if any, applicable or available to such Guarantor under either California Code of Civil Procedure Sections 580a or 726, which provide, among other things, that the amount of any deficiency judgment which may be recovered following either a judicial or nonjudicial foreclosure sale is limited to the difference between the amount of any Indebtedness owed and the greater of the fair value of the security or the amount for which the security was actually sold.  Without limiting the generality of the foregoing, each Guarantor further expressly waives all rights, benefits and defenses, if any, applicable or available to such Guarantor under either California Code of Civil Procedure Sections 580b, providing that no deficiency may be recovered on a real property purchase money obligation, or 580d, providing that no deficiency may be recovered on a note secured by a deed of trust on real property if the real property is sold under a power of sale contained in the deed of trust.

1.6Reinstatement.  The guarantee contained in this Section 1 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Non-U.S. Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any such Guarantor or any substantial part of its respective property, or otherwise, all as though such payments had not been made.

1.7Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to Lender without setoff or counterclaim in Dollars at the applicable Funding Office.

Section 2.    Representations and Warranties.

Each Guarantor hereby represents and warrants that:

(a)such Guarantor (i) (A) in the case of DMIH and Domains, is a limited liability company duly organized and validly existing under the laws of Ireland and (B) in the case of United, is a an exempted company limited by shares duly incorporated, validly existing and in good standing under the laws of the Cayman Islands; (ii) is duly qualified to do business and, as applicable, is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify would not have a material adverse effect on Guarantor’s condition, financial or otherwise, or on Guarantor’s ability to pay or perform the obligations hereunder); and (iii) has all requisite power and authority to execute and deliver this Guarantee and each Loan Document executed and delivered by Guarantor pursuant to the Credit Agreement or this Guarantee and to perform its obligations thereunder and hereunder.

(b)the execution, delivery and performance by such Guarantor of this Guarantee (i) are within such Guarantor’s powers and have been duly authorized by all necessary action; (ii) do not contravene such Guarantor’s constitutional documents or any law or any contractual restriction binding on or affecting such Guarantor or by which such Guarantor’s property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Guarantor is a party or by which such Guarantor or any of its property is bound, except such as have been obtained or made; and (iv) do not result in the imposition or creation of any Lien upon any property of such Guarantor, other than the Lien created pursuant to the Credit Agreement or any other Loan Document.

(c)this Guarantee is a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(d)there is no action, suit or proceeding affecting such Guarantor pending or threatened before any court, arbitrator, or governmental authority, domestic or foreign, which may have a material adverse effect on the ability of such Guarantor to perform its obligations under this Guarantee.

(e)such Guarantor’s obligations hereunder are not subject to any offset or defense against Lender, other Loan Party or any other guarantor of any kind.

(f)to ensure the legality, validity, enforceability or admissability into evidence of this Guarantee in each jurisdiction in which such Guarantor is organized and/or incorporated and any jurisdiction in which such Guarantor conducts business, it is not necessary that (i) this Guarantee be filed or recorded with any court or other authority in such jurisdiction, (ii) any other filings, notices, authorizations, approvals be obtained or other actions taken, or (iii) any stamp or similar tax be paid on or with respect to this Guarantee, or, if any of the foregoing actions are necessary, they have been or will be duly taken at the appropriate time.

(g)neither such Guarantor nor its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.

(h)the incurrence of such Guarantor’s obligations under this Guarantee will not cause such Guarantor to (i) become insolvent; (ii) be left with unreasonably small capital for any business or transaction in which such Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature (and without prejudice to the foregoing, in relation to United, an inability to pay its debts shall also be determined in accordance with applicable Cayman Islands law).

(i)the guaranteeing of the Non-US Obligations by the Irish Guarantors is not prohibited by the provisions of Section 31 of the Companies Act, 1990.

(j)the guaranteeing of the Non-US Obligations by the Irish Guarantors is not prohibited by the provisions of Section 60 of the Companies Act 1963.

(k)the guaranteeing of the Non-US Obligations by the Guarantors does not cause any guaranteeing limit binding on the Guarantors to be exceeded.

(l)all representations and warranties contained in this Guarantee shall be true at the time of Guarantor’s execution of this Guarantee, and shall continue to be true so long as this Guarantee remains in effect.  Each Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Guarantee shall be deemed material.

Section 3.    Notices.  All notices, requests and demands to or upon Lender or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement.

Section 4.    Entire Agreement.  This Guarantee and the other Loan Documents represent the agreement of the Guarantors and Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by Lender relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

Section 5.    Severability.  If any provision of this Guarantee is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor and Lender to the extent possible.  In any event, all other provisions of this Guarantee shall be deemed valid and enforceable to the full extent possible under applicable law.

Section 6.    Subordination of Indebtedness.  Any indebtedness or other obligation of any Non-U.S. Borrower now or hereafter held by or owing to any Guarantor is hereby subordinated in time and right of payment to all obligations of each Non-U.S. Borrower to Lender and such indebtedness of a Non-U.S. Borrower to any Guarantor is assigned to Lender as security for this Guarantee, and if Lender so requests shall be collected, enforced and received by such Guarantor in trust for Lender and, if an Event of Default has occurred and is continuing, to be paid over to Lender on account of the Non-U.S. Obligations, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guarantee.  Any notes now or hereafter evidencing such indebtedness of a Non-U.S. Borrower to any Guarantor shall be marked with a legend that the same are subject to this Guarantee and shall be delivered to Lender.

Section 7.  Payment of Expenses.  Guarantor shall pay, promptly on demand, all reasonable and documented Expenses incurred by Lender in defending and/or enforcing this Guarantee.  For purposes hereof, “Expenses” shall mean costs and expenses (including reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) for defending and/or enforcing this Guarantee (including those incurred in connection with appeals or proceedings by or against Guarantor under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief).

Section 8.    GOVERNING LAW.  THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.  THIS SECTION 8 SHALL SURVIVE THE DISCHARGE OF OBLIGATIONS.

Section 9.    Submission to Jurisdiction; Waivers.  Each Guarantor hereto hereby irrevocably and unconditionally:

(a) submits to the exclusive jurisdiction of the State and Federal courts in the Northern District of the State of California; provided that nothing in this Guarantee shall be deemed to operate to preclude Lender or from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Non-U.S. Obligations, or to enforce a judgment or other court order in favor of Lender.  Each Guarantor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Guarantor hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Each Guarantor hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to the applicable Guarantor at the address set forth in Section 10.2 of the Credit Agreement and that service so made shall be deemed completed upon the earlier to occur of the applicable Guarantor’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid; provided,  however, in the case of each of DMIH and Domains, each hereby irrevocably appoints Borrower Parent as its agent to accept service of all proceeds in the State of California on its behalf in relation to this Agreement and any such notices may be sent to Borrower Parent to the address set forth in Section 10.2 of the Credit Agreement.

(b) WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS GUARANTEE, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS.  THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS GUARANTEE.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL; AND

(c) AGREES, WITHOUT INTENDING IN ANY WAY TO LIMIT ITS AGREEMENT TO WAIVE ITS  RIGHT TO A TRIAL BY JURY, that if the above waiver of the right to a trial by jury is not enforceable, any and all disputes or controversies of any nature arising under the Loan Documents at any time shall be decided by a reference to a private judge, mutually selected by the applicable Guarantor and Lender (or, if they cannot agree, by the Presiding Judge in the Northern District of the State of California) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in the Northern District of the State of California; and each Guarantor hereby submits to the jurisdiction of such court.  The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§

638 through 645.1, inclusive.  The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed.  If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Northern District of the State of California for such relief.  The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings.  The applicable Guarantor shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings.  The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge.  Each Guarantor agrees that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a).  Nothing in this paragraph shall limit the right of Lender at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies.  The private judge shall also determine all issues relating to the applicability, interpretation and enforceability of this paragraph.

Section 10.  Additional Guarantors.  Each Subsidiary of a Guarantor that is required to become a party to this Guarantee pursuant to Section 6.9 of the Credit Agreement shall become a Guarantor for all purposes of this Guarantee upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed as of the date first written above.

GUARANTOR:

UNITED TLD HOLDCO LTD.

By:/s/ Taryn Naidu
Name:  Taryn Naidu
Title:    Director

[Signature Page to Unconditional Guarantee]

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed as of the date first written above.

GUARANTOR: DMIH LIMITED GIVEN under the common seal of DMIH Limited and delivered as a deed	/s/ Richard Danis
Signature

Richard Danis
Print Name

/s/ Statton Hammock
Signature

Statton Hammock
Print Name

[Signature Page to Unconditional Guarantee]

GUARANTOR: RIGHTSIDE DOMAINS EUROPE LIMITED GIVEN under the common seal of Rightside Domains Europe Limited and delivered as a deed	/s/ David Ryan
Signature

David Ryan
Print Name

/s/ John O'Donoghue
Signature

John O'Donoghue
Print Name

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed as of the date first written above.

[Signature Page to Unconditional Guarantee]

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed as of the date first written above.

LENDER:

SILICON VALLEY BANK

By: /s/ Ted Bell

Name: Ted Bell

Title: Vice President

[Signature Page to Unconditional Guarantee]

ANNEX 1 To

UNCONDITIONAL GUARANTEE

(Non-U.S. Entities)

FORM OF
ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT (the “Assumption Agreement”), dated as of [_______], 20__, is executed and delivered by [______________________________] (the “Additional Guarantor”), in favor of SILICON VALLEY BANK, as Lender (together with its permitted successors, in such capacity, the “Lender”) pursuant to that certain Credit Agreement, dated as of August 1, 2014 (as amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), by and among RIGHTSIDE GROUP, LTD., a Delaware corporation (“Borrower Parent”), RIGHTSIDE OPERATING CO., a Delaware corporation (“Opco”), ENOM, INCORPORATED, a Nevada corporation (“eNom” and with Borrower Parent and Opco, the “U.S. Borrowers”), DMIH LIMITED, a limited liability company organized under the laws of Ireland (“DMIH”), UNITED TLD HOLDCO LTD., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“United”), RIGHTSIDE DOMAINS EUROPE LIMITED, a limited liability company organized under the laws of Ireland (“Domains” and with DMIH and United, the “Non-U.S. Borrowers”) (the U.S. Borrowers and the Non-U.S. Borrowers are collectively referred to as “Borrowers” and each individually, a “Borrower”), and Lender.  All capitalized terms not defined herein shall have the respective meanings ascribed to such terms in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, in connection with the Credit Agreement, the Non-U.S. Borrowers and certain of their Affiliates (other than the Additional Guarantor) have entered into that certain Unconditional Guarantee (Non-U.S. Entities), dated as of August 1, 2014, in favor of Lender (the “Guarantee”);

WHEREAS, [____________] is required, pursuant to Section 6.9 of the Credit Agreement to cause the Additional Guarantor to become a party to the Guarantee in order to provide its guarantee of the Non-U.S. Obligations as therein contemplated; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1.Guarantee.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 10 of the Guarantee, (a) hereby becomes a party to the Guarantee as a “Guarantor” thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 2 of the Guarantee (x) that is qualified by materiality is true and correct, and (y) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date).

Annex 1

2.Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

3.Loan Document.  This Assumption Agreement shall constitute a Loan Document under the Credit Agreement.

Annex 1

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex 1